Fourth Quarter & Full Year 2021 Earnings Presentation www.ussteel.com January 27, 2022

Forward-looking statements These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation as of and for the fourth quarter and full year of 2021. Financial results as of and for the periods ended December 31, 2021 provided herein are preliminary unaudited results based on current information available to management. They should be read in conjunction with the consolidated financial statements and Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will,” “may,” and similar expressions or by using future dates in connection with any discussion of, among other things, financial performance, the construction or operation of new and existing facilities, the timing, size and form of stock repurchase transactions, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, the integration of Big River Steel in our existing business, business strategies related to the combined business and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual report on Form 10-K for the year ended December 31, 2020 and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries, references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context, and “Transtar” refers to Transtar LLC and its direct and indirect subsidiaries unless otherwise indicated by the context. 2

Explanation of use of non-GAAP measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of items that include: debt extinguishment, restructuring and other charges, asset impairment charges, Big River Steel - acquisition-related items, (gains) losses on assets sold & previously held investments, gain on sale of Transtar, net reversal of tax valuation allowance, pension de-risking, environmental remediation charge and other items (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached. 3

CURRENT LANDSCAPE CHALLENGES SOLUTION PATH FORWARD Record performance in 2021 and bullish for 2022 Delivering on Best for All Transitioning to a less capital and carbon intensive business model while becoming the best steel competitor ✓ Mini Mill #2 ✓ NGO electrical steel line at Big River Steel ✓ Coating line at Big River Steel ✓ Balanced capital allocation strategy Advancing towards our Best for AllSM future 4

ADVANCING TOWARDS OUR BEST FOR ALL FUTURE

Advancing towards our Best for All future
2021 successes …

RECORD 2021 PERFORMANCE

- Record earnings, free cash flow, and cash/liquidity
- Industry-leading mini mill performance
- Exceptional operational performance delivering safety, environmental, quality, and reliability records

TRANSFORMED BALANCE SHEET

- De-levered balance sheet by \$3.1B[1]
- No significant debt maturities until 2029
- Pension and OPEB plans are overfunded

BUILDING ESG LEADERSHIP

- *Named a "Most Loved Workplace" by Newsweek*
- Big River Steel recipient of *Daimler's 2021 Sustainability* Recognition Award
- Committed to 2030 & 2050 greenhouse gas emission targets[2]
- Launched verdeX™ and joined ResponsibleSteel[3]
- Recognized as a Best Compliance and Ethics Program[4]

United States Steel Corporation

[1] Pro forma including Big River Steel debt. Excludes the impact of unamortized issuance costs and discounts. [2] 20% reduction in global greenhouse gas (GHG) emission intensity by 2030. Targeting net zero carbon emissions by 2050. [3] verdeX™ sustainable steel solutions; ResponsibleSteel is the industry's first global multi-stakeholder standard and certification initiative. [4] Recognized as a Best Compliance and Ethics Program winner by Corporate Secretary.

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WELL POSITIONED FOR STRATEGY EXECUTION INCREASING FUTURE EARNINGS POWER BALANCED CAPITAL ALLOCATION 7 7 Fully-funded strategic investments with record cash & liquidity; de-risking strategy execution Executing on strategic projects today with $850M of EBITDA benefits expected by 20261 Advancing towards our Best for All future … creating 2022 opportunities Returning cash to stockholders while maintaining balance sheet strength and advancing our strategic investments in capabilities 1 Incremental through-cycle EBITDA of $850M expected from Mini Mill #2 (MM#2), BRS non-grain oriented (NGO) electrical steel line, and BRS coating line.

Advancing towards our Best for All future
Well positioned for strategy execution

Cash & liquidity support strategic capex:



Meaningful incremental free cash flow expected in 2022
~$5.0B
YE 2021 Credit facilities
YE 2021 Cash
~$3.7B
BRS coating line
Mini Mill #2
BRS NGO line
Year-end 2021 Cash & Liquidity
Strategic Capex (MM#2 + BRS NGO + BRS Coating)

Confident in future EBITDA contribution:

Fully-funded strategic projects

Clear path to strategy execution

De-risked strategy execution

Retaining top mini-mill engineering talent for MM#2 investment

EBITDA benefits in 2024; run-rate by 2026

$850M of EBITDA benefits by 2026 from strategic projects[1]

United States Steel Corporation

[1] Incremental through-cycle EBITDA of $850M expected from Mini Mill #2 (MM#2), BRS non-grain oriented (NGO) electrical steel line, and BRS coating line.

8

9 9 Advancing towards our Best for All future Balanced approach to capital allocation INVESTING: Unlocking future earnings power with strategic projects Disciplined and efficient approach to value creation REWARDING: Returning excess capital to stockholders

Advancing towards our Best for All future $850M of EBITDA benefits expected by 2026 MINI MILL #2 MINI MILL STEELMAKING $650M Run-rate EBITDA by ‘26 NGO STEEL BEST-IN-CLASS FINISHING $140M Run-rate EBITDA by ‘26 COATING LINE BEST-IN-CLASS FINISHING $60M Run-rate EBITDA by ‘26 10 $800M $200M 2022 2023 2024 2025 2026+ $850M Expected EBITDA contribution: MM#2 NGO + Coating

11 11 Advancing towards our Best for All future Balanced approach to capital allocation INVESTING: Unlocking future earnings power with strategic projects Disciplined and efficient approach to value creation REWARDING: Returning excess capital to stockholders

12 12 Advancing towards our Best for All future Returning excess capital back to stockholders $800M $300M stock buyback (announced Oct. ’21) $500M stock buyback (announced Jan. ’22) ~$200M Completed to date YE 2021 Credit facilities ~$100M Remaining $0.05 per share Quarterly dividend Reinstated $0.05 per share quarterly dividend in October 2021 as part of our enhanced capital allocation strategy Quarterly dividend is part of an enduring stockholder return program: Stock buybacks supported by the free cash flow generation of the business:

13 13 Advancing towards our Best for All future Disciplined approach to capital allocation MAINTAIN BALANCE SHEET STRENGTH SUPPORT BEST FOR ALL STRATEGY RETURN CAPITAL TO STOCKHOLDERS

FOURTH QUARTER & FULL YEAR UPDATE

Fourth quarter & full year update Consecutive years of record safety 0.14 0.10 0.07 0.06 20202018 2019 2021 BLS - Iron & Steel: 0.70 Benchmark 1 : OSHA Days Away from Work 2 Safety first: Consecutive years of record-setting performance 151 BLS – Iron & Steel 2020 data. 2 Occupational Safety and Health Administration (OSHA) Days Away from Work is defined as number of days away cases x 200,000 / hours worked. 2021 data is preliminary.

Reported Net Earnings (Loss) $ Millions Profit Margin: ($60) $283 $964 $1,543 $1,038 1Q 20214Q 2020 2Q 2021 3Q 2021 4Q 2021 Adjusted Net Earnings (Loss) $ Millions Adjusted Profit Margin: ($75) $362 $1,084 $1,831 $1,524 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Segment EBIT1 $ Millions Segment EBIT Margin1: $87 $551 $1,286 $2,027 $1,728 4Q 2020 1Q 2021 3Q 20212Q 2021 4Q 2021 Adjusted EBITDA2 $ Millions Adjusted EBITDA Margin2: $49 $91 $1,012 $2,002 $1,069 4Q 2020 3Q 20211Q 2021 4Q 20212Q 2021 2% (2%) (3%) 3% 2% 8% 10% 15% 20% 19% 22% 26% 34% 26% 31% 34% 19% 18% 27% 31% Fourth quarter 2021 update Financial updates 16Note: For reconciliation of non-GAAP amounts see Appendix. 1 Earnings (loss) before interest and income taxes. 2 Earnings (loss) before interest, income taxes, depreciation and amortization, and excluding adjustment items.

Reported Net Earnings (Loss) $ Millions Profit Margin: $341 $957 $15 ($920) $3,780 FY 2020FY 2019FY 2017 FY 2018 FY 2021 Adjusted Net Earnings (Loss) $ Millions Adjusted Profit Margin: $647 $1,239 $95 ($805) $4,801 FY 2018FY 2017 FY 2019 FY 2020 FY 2021 Segment EBIT1 $ Millions Segment EBIT Margin1: $1,148 $1,760 $711 ($162) $5,592 FY 2020FY 2019FY 2017 FY 2018 FY 2021 Adjusted EBITDA2 $ Millions Adjusted EBITDA Margin2: $387 $1,115 ($630) ($1,165) $4,174 FY 2019FY 2017 FY 2018 FY 2020 FY 2021 Full year 2021 update Financial updates 3% 3%8% 7%(5%) 0%(12%) (9%)21% 19% 5% 9%9% 12%1% 5%(8%) (2%)24% 28% 17Note: For reconciliation of non-GAAP amounts see Appendix. 1 Earnings (loss) before interest and income taxes. 2 Earnings (loss) before interest, income taxes, depreciation and amortization, and excluding adjustment items.

Flat-rolled segment Key statistics

Operating Statistics

	4Q 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021	FY 2020	FY 2021
Shipments: in 000s, net tons	2,257	2,332	2,326	2,328	**2,032**	8,711	**9,018**
Production: in 000s, net tons	2,490	2,581	2,485	2,634	**2,181**	9,313	**9,881**
Average Selling Price $ / net ton	$731	$888	$1,078	$1,325	**$1,432**	$718	**$1,172**

Segment EBITDA $ Millions



$50
$266
$703
$1,135
$1,017
4Q 2020
1Q 2021
2Q 2021
3Q 2021
4Q 2021
($100)
$3,121
FY 2020
FY 2021

EBITDA Margin: 3% 11% 23% 32% **30%** (1%) **25%**

EBITDA Bridge $ Millions, 4Q 2020 vs. 4Q 2021



$50
$1,453
($113)
($36)
($337)
$1,017
4Q 2020
Commercial
Raw Materials
Maintenance & Outage
Other
4Q 2021

Commercial: The favorable impact is primarily the result of higher average realized prices and increased mining and coke sales, partially offset by lower volumes caused in part by increased levels of low-priced imports.

Raw Materials: The unfavorable impact is primarily the result of higher purchased scrap costs and steelmaking additions.

Maintenance & Outage: The unfavorable impact is primarily the result of increased costs for purchased products and services.

Other: The unfavorable impact is primarily the result of increased variable compensation and derivative losses.

EBITDA Bridge $ Millions, 3Q 2021 vs. 4Q 2021



$1,135
$21
($41)
($39)
($59)
$1,017
3Q 2021
Commercial
Raw Materials
Maintenance & Outage
Other
4Q 2021

Commercial: The favorable impact is primarily the result of higher average realized prices partially offset by fewer shipments.

Raw Materials: The unfavorable impact is primarily the result of higher steelmaking additions costs.

Maintenance & Outage: The unfavorable impact is primarily the result of increased costs for the planned outage at Gary Works blast furnace and purchased products and services.

Other: The unfavorable impact is primarily the result of increased energy costs.

United States Steel Corporation
Note: For reconciliation of non-GAAP amounts see Appendix.
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Segment EBITDA $ MillionsOperating Statistics EBITDA Bridge $ Millions, 4Q 2020 vs. 4Q 2021 Mini Mill segment1 Key statistics EBITDA Bridge $ Millions, 3Q 2021 vs. 4Q 2021 EBITDA bridge not applicable for Mini Mill segment $464 $407 Commercial3Q 2021 $6($58) ($5) Raw Materials Maintenance & Outage $0 Other 4Q 2021 Commercial: The unfavorable impact is primarily the result of fewer shipments and lower average realized prices. Maintenance & Outage: The unfavorable impact is primarily the result of planned maintenance and outage costs. Other: No change. Raw Materials: The favorable impact is primarily the result of lower metallics costs. Shipments: in 000s, net tons Production: in 000s, net tons Average Selling Price $ / net ton 4Q 2020 ─ 1Q 2021 $967 2Q 2021 $1,207 3Q 2021 $1,517 4Q 2021 $1,490 ─ $1,314 ─ 510 747 750 681 ─ 2,688 ─ 447 616 608 559 ─ 2,230 FY 2020 FY 2021 EBITDA Margin: 36%32% $162 $324 $464 $407 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 42% 41% $1,357 FY 2020 FY 2021 39% 19Note: For reconciliation of non-GAAP amounts see Appendix. 1 Mini Mill segment includes Big River Steel performance as a fully consolidated entity of U. S. Steel, which began on January 15, 2021. N/A N/A

U. S. Steel Europe segment
Key statistics

Operating Statistics

	4Q 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021	FY 2020	FY 2021
Shipments: in 000s, net tons	840	1,043	1,167	1,064	1,028	3,041	4,302
Production: in 000s, net tons	966	1,197	1,279	1,274	1,181	3,366	4,931
Average Selling Price $ / net ton	$652	$748	$905	$1,143	$1,075	$626	$966

Segment EBITDA $ Millions



$61
$130
$232
$418
$293
$106
$1,073
4Q 2020
1Q 2021
2Q 2021
3Q 2021
4Q 2021
FY 2020
FY 2021

EBITDA Margin:	4Q 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021	FY 2020	FY 2021
	11%	16%	22%	33%	26%	5%	25%

EBITDA Bridge $ Millions, 4Q 2020 vs. 4Q 2021



$61
$464
($168)
($23)
($41)
$293
4Q 2020
Commercial
Raw Materials
Maintenance & Outage
Other
4Q 2021

Commercial: The favorable impact is primarily the result of higher average realized prices and increased shipments.

Raw Materials: The unfavorable impact is primarily the result of higher costs for iron ore, CO_2 credits, and coking coal.

Maintenance & Outage: The unfavorable impact is primarily the result of increased costs for purchased products and services.

Other: The unfavorable impact is primarily the result of increased energy costs and increased variable compensation.

EBITDA Bridge $ Millions, 3Q 2021 vs. 4Q 2021



$418
($62)
$15
($25)
($53)
$293
3Q 2021
Commercial
Raw Materials
Maintenance & Outage
Other
4Q 2021

Commercial: The unfavorable impact is primarily the result of lower average realized prices and fewer shipments.

Raw Materials: The favorable impact is primarily the result of lower costs for iron ore.

Maintenance & Outage: The unfavorable impact is primarily the result of increased costs for purchased products and services and outages in 4Q.

Other: The unfavorable impact is primarily the result of increased energy costs and the weakening of the Euro vs. the U.S. dollar.

United States Steel Corporation
Note: For reconciliation of non-GAAP amounts see Appendix.
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Tubular segment
Key statistics

Operating Statistics

	4Q 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021	FY 2020	FY 2021
Shipments: in 000s, net tons	74	89	105	123	127	464	444
Production: in 000s, net tons	16	93	114	117	140	16	464
Average Selling Price $ / net ton	$1,267	$1,372	$1,633	$1,702	$1,968	$1,271	$1,696

Segment EBITDA $ Millions



($21)
($17)
$11
$12
$42
($140)
$48
4Q 2020
1Q 2021
2Q 2021
3Q 2021
4Q 2021
FY 2020
FY 2021
EBITDA Margin:
(20%)
(12%)
6%
5%
16%
(22%)
6%

EBITDA Bridge $ Millions, 4Q 2020 vs. 4Q 2021



($21)
$111
($17)
($9)
($22)
$42
4Q 2020
Commercial
Raw Materials
Maintenance & Outage
Other
4Q 2021

Commercial: The favorable impact is primarily the result of higher average realized prices and increased volumes, partially offset by increased levels of low-priced imports.

Raw Materials: The unfavorable impact is primarily the result of higher scrap costs.

Maintenance & Outage: The unfavorable impact is primarily the result of increased costs for purchased products and services.

Other: The unfavorable impact is primarily the result of increased energy costs and increased variable compensation.

EBITDA Bridge $ Millions, 3Q 2021 vs. 4Q 2021



$12
$36
($7)
$1
$0
$42
3Q 2021
Commercial
Raw Materials
Maintenance & Outage
Other
4Q 2021

Commercial: The favorable impact is primarily the result of higher average realized prices.

Raw Materials: The unfavorable impact is primarily the result of higher scrap costs.

Maintenance & Outage: The change is not material.

Other: No change.

United States Steel Corporation

Note: For reconciliation of non-GAAP amounts see Appendix.

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Fourth quarter 2021 update
Utilization rates impacted by planned outages



~79% Adjusted Raw Steel Utilization

Adjusted for Gary Works #6 blast furnace planned outage and idled Granite City / Great Lakes capacity

NA Flat-rolled segment



~91% Adjusted Raw Steel Utilization

Adjusted for Big River Steel hot mill planned outage

Mini Mill segment



~100% Adjusted Raw Steel Utilization

Adjusted for #1 blast furnace planned outage

U. S. Steel Europe segment

United States Steel Corporation

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48% 52% Firm (24%) Cost based (5%) Market based quarterly (27%) Market based monthly (17%) Spot (27%) Firm (14%) Cost based (12%) Market based quarterly (4%) Market based monthly (52%) Spot (18%) Firm (36%) Cost based (2%) Market based quarterly (2%) Market based monthly (9%) Spot (51%) Program (48%) Spot (52%) 36% 9% 51% 2% 2% 14% 12% 52% 18% 4% 24% 5% 27% 17% 27% Full year 2021 update Contract / spot mix by segment Flat-rolled Mini Mill U. S. Steel Europe Tubular 2021 firm contracts reduced year-over-year due to automotive supply chain issues 23Note: Excludes intersegment shipments.

Flat-rolled Segment Estimated 3rd Party Shipment Volumes Operating Metrics 9.0 – 9.5 Mini Mill Segment Estimated 3rd Party Shipment Volumes 2.2 – 2.4 U. S. Steel Europe Segment Estimated 3rd Party Shipment Volumes 4.1 – 4.3 Pension and Other Benefits Cash Payments $119 Cash Interest Expense $225 Cash Flow Statement Income Statement Depreciation, Depletion, and Amortization Pension and Other Benefits Costs / (Income) $127M in EBITDA; ($247M) in net interest & other financial costs $745 ($120) Favorable change in U. S. Steel Europe purchased CO2 credit costs $80 million tons million tons million tons million million million vs. 2021 million million Tubular Segment Estimated Shipment Volumes 0.4 – 0.6 million tons Capital Spending $2.3 billion 2022 outlook Current full year projections 24

Operating Indefinitely Idled N o rt h A m e ri c a n F la t- ro ll e d T u b u la r E u ro p e MinntacIron ore pellets Keetac – 22.4 Cokemaking Clairton – 4.3 Gary BF #4 BF #6 BF #8 BF #14 – 7.5 Granite City BF ‘A’ BF ‘B’ 1.4 2.8 Great Lakes2 – – Mon Valley BF #1 BF #3 – 2.9 Košice BF #3BF #2BF #1 – 5.0 Fairfield EAF steelmaking / seamless pipe – 0.90 Lorain #3 seamless pipe 0.38 0.38 Lone Star #1 ERW #2 ERW 0.79 0.79 Idled Total Capability1 2022 outlook Global operating footprint M in i M il l Big River Steel EAF #1 EAF #2 – 3.3 Permanently idled 25-day outage planned for March 25 Permanently idled steelmaking capability 1 Raw steel capability, except at Minntac and Keetac (iron ore pellet capability), Clairton (coke capability), Lorain, and Lone Star (pipe capability). 2 Great Lakes raw steel capability was 3.8 million net tons previously.

Cash and liquidity $826 $938 $682 $138 $4,090 YE 2018YE 2017 YE 2019 YE 2020 YE 2021 Cash from Operations $ Millions Cash and Cash Equivalents $ Millions Total Estimated Liquidity $ Millions Net Debt $ Millions $1,553 $1,000 $749 $1,985 $2,522 YE 2018YE 2017 YE 2019 YE 2021YE 2020 $3,350 $2,830 $2,284 $3,153 $4,971 YE 2021YE 2017 YE 2018 YE 2019 YE 2020 $1,150 $1,381 $2,892 $2,902 $1,369 YE 2020YE 2019YE 2017 YE 2018 YE 2021 26Note: For reconciliation of non-GAAP amounts see Appendix.

APPENDIX

Additional Big River Steel summary data

$ millions

		4Q 2021
Income Statement	Customer Sales	$850M
	Intersegment Sales	$148M
	Net Sales	$998M
	EBIT[1]	$366M
Balance Sheet	Cash and cash equivalents	$409M
	Total Assets	$4,715M
	2029 senior secured notes	$720M
	Environmental revenue bonds	$752M
	Financial leases and all other obligations	$123M
	Fair value step up[2]	$127M
	Total Debt	$1,722M
Cash Flow	Depreciation and Amortization	$41M
	Capital Expenditures	$85M

United States Steel Corporation

[1] Earnings before interest and income taxes. [2] Big River Steel debt amounts are shown at aggregate principal amounts which do not include Big River Steel's unamortized discounts and fees which were removed with the purchase. The fair value step up shown here represents the fair value step up over the aggregate principal amount.

28

Reconciliation of segment EBITDA

Flat-rolled ($ millions)	4Q 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021	FY 2020	FY 2021
Segment (loss) earnings before interest and income taxes	($73)	$146	$579	$1,015	$890	($596)	$2,630
Depreciation	123	120	124	120	127	496	491
Flat-rolled Segment EBITDA	$50	$266	$703	$1,135	$1,017	($100)	$3,121

Mini Mill ($ millions)	4Q 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021	FY 2020	FY 2021
Segment (loss) earnings before interest and income taxes	-	$132	$284	$424	$366	-	$1,206
Depreciation	-	30	40	40	41	-	151
Mini Mill Segment EBITDA	-	$162	$324	$464	$407	-	$1,357

U. S. Steel Europe ($ millions)	4Q 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021	FY 2020	FY 2021
Segment (loss) earnings before interest and income taxes	$36	$105	$207	$394	$269	$9	$975
Depreciation	25	25	25	24	24	97	98
U. S. Steel Europe Segment EBITDA	$61	$130	$232	$418	$293	$106	$1,073

Tubular ($ millions)	4Q 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021	FY 2020	FY 2021
Segment (loss) earnings before interest and income taxes	($32)	($29)	$0	$0	$30	($179)	$1
Depreciation	11	12	11	12	12	39	47
Tubular Segment EBITDA	($21)	($17)	$11	$12	$42	($140)	$48

Other ($ millions)	4Q 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021	FY 2020	FY 2021
Segment (loss) earnings before interest and income taxes	($6)	$8	$14	($2)	($31)	($6)	($11)
Depreciation	3	2	2	0	0	3	4
Other Segment EBITDA	($3)	$10	$16	($2)	($31)	($3)	($7)

United States Steel Corporation

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Net Debt ($ millions) YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 Short-term debt and current maturities of long-term debt $3 $65 $14 $192 $28 Long-term debt, less unamortized discount and debt issuance costs 2,700 2,316 3,627 4,695 3,863 Total Debt $2,703 $2,381 $3,641 $4,887 $3,891 Less: Cash and cash equivalents 1,553 1,000 749 1,985 2,522 Net Debt $1,150 $1,381 $2,892 $2,902 $1,369 Reconciliation of net debt 30

Reconciliation of reported and adjusted net earnings

($ millions)	4Q 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021	FY 2020	FY 2021
Reported net (loss) earnings attributable to U. S. Steel	$49	$91	$1,012	$2,002	$1,069	($1,165)	$4,174
Debt extinguishment	18	255	—	26	10	18	291
Asset impairment charges	—	—	28	—	245	287	273
Restructuring and other charges	8	6	31	—	91	131	128
Gain on sale of Transtar	—	—	—	(506)	—	—	(506)
(Gains) losses on assets sold & previously held investments[1]	(144)	(111)	(15)	7	1	(209)	(118)
Big River Steel – acquisition-related items[2]	11	42	6	(12)	(1)	11	35
Net reversal of tax valuation allowance[3]	—	—	(95)	(25)	(513)	—	(633)
Pension de-risking	—	—	—	—	93	—	93
Environmental remediation charge	—	—	—	—	43	—	43
Other items	(2)	—	—	—	—	7	—
Tax effect of the above items[4]	—	—	(3)	51	—	—	—
Adjusted net (loss) earnings attributable to U. S. Steel	($60)	$283	$964	$1,543	$1,038	($920)	$3,780

[1] The three months ended December 31, 2020, primarily consists of a gain of $145 million from the sale of property at the Fairless facility. The year ended December 31, 2021 consists of a gain of $111 million on the previously held investment in Big River Steel, a gain of $15 million for the sale of property, partially offset by a loss of $8 million on the sale of a subsidiary of USSE. The year ended December 31, 2020 consists of a gain of $145 million from the sale of property at the Fairless facility, a net gain of $39 million from the earnings impact of the change in fair value of options related to our previous 49.9% ownership interest in Big River Steel and the recognition of the contingent forward for the exercise of the call option to purchase the remaining interest in Big River Steel, and a gain of $25 million from the previously held investment in UPI.

[2] The year ended December 31, 2021 includes the amortization of the step-up to fair value for acquired inventory ($24 million), acquisition-related costs ($9 million), and a net loss of $2 million related to unrealized mark-to-market movement from acquired derivatives.

[3] These adjustments are related to partial reversals of the tax valuation allowance net of valuation allowance additions recorded against the Company's net domestic deferred tax asset as a result of the Company's three-year cumulative income position and a change in the projections of income in future years. The adjustment of $513 million for the three months ended December 31, 2021 includes the reversals of the net valuation allowance due to the finalization of current year earnings.

[4] Represents the aggregate net tax effect of the reconciling items due to the reversals of the net of valuation allowance due to changes in the estimated current year earnings.

United States Steel Corporation

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Reconciliation of adjusted EBITDA ($ millions) 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 FY 2020 FY 2021 Reported net (loss) earnings attributable to U. S. Steel $49 $91 $1,012 $2,002 $1,069 ($1,165) $4,174 Income tax provision (benefit) (94) 1 (37) 260 (54) (142) 170 Net interest and other financial costs 88 333 59 80 130 232 602 Reported (loss) earnings before interest and income taxes $43 $425 $1,034 $2,342 $1,145 ($1,075) $4,946 Depreciation, depletion and amortization expense 162 189 202 196 204 643 791 EBITDA $205 $614 $1,236 $2,538 $1,349 ($432) $5,737 Asset impairment charges ─ ─ 28 ─ 245 287 273 Restructuring and other charges 8 6 31 ─ 91 138 128 Big River Steel – acquisition-related items 3 42 6 (12) (1) 3 35 (Gains)/losses on assets sold & previously held investments (145) (111) (15) 7 1 (170) (118) Gain on sale of Transtar ─ ─ ─ (506) ─ ─ (506) Environmental remediation charge ─ ─ ─ ─ 43 ─ 43 Other 16 ─ ─ ─ ─ 12 ─ Adjusted EBITDA $87 $551 $1,286 $2,027 $1,728 ($162) $5,592 32

INVESTOR RELATIONS Kevin Lewis Vice President 412-433-6935 klewis@uss.com Eric Linn Director 412-433-2385 eplinn@uss.com www.ussteel.com